A THIRD AMENDMENT TO THE MAY 3, 1996 AGREEMENT
                BETWEEN THE CITY OF ATLANTIC CITY AND
                MIRAGE RESORTS,  INCORPORATED FOR THE
          DEVELOPMENT OF THE HURON NORTH REDEVELOPMENT AREA

   1.    INITIAL RECITALS.

         THIS THIRD AMENDMENT (this "Third Amendment") KNOWN AS "A THIRD AMENDMENT TO THE MAY 3, 1996 AGREEMENT BETWEEN THE CITY OF ATLANTIC CITY AND MIRAGE RESORTS, INCORPORATED FOR THE DEVELOPMENT OF THE HURON NORTH REDEVELOPMENT AREA" IS MADE THIS 13th DAY OF January, 1999 by and between the City of Atlantic City (the "City") and MAC, CORP. (the Redeveloper"), in consideration of the provisions set forth hereinafter and the mutual promises contained therein.

         WHEREAS, pursuant to Ordinance No. 14 of 1996 adopted by the City Council of the City of Atlantic City (the "City Council"), the City entered into a certain agreement known as "An Agreement Between the City of Atlantic City and Mirage Resorts, Incorporated for the Development of the Huron North Redevelopment Area" (the "Agreement"), which Agreement was executed on May 3, 1996; and

         WHEREAS, the Redeveloper is the successor by assignment, in accordance with Section 5.6 of the Agreement, to the rights of Mirage Resorts, Incorporated in and to the Agreement; and

         WHEREAS, pursuant to Ordinance No. 75 of 1997 adopted by the City Council, the City entered into a certain agreement known as "An Amendment to the May 3, 1996 Agreement between the City of Atlantic City and Mirage Resorts, Incorporated for the Development of the Huron North Redevelopment Area" (the "First Amendment"), which First Amend-ment was executed on January 8, 1998; and

         WHEREAS, pursuant to Ordinance No. 61 of 1998 adopted by the City Council, the City entered into a certain agreement known as "A Second Amendment to the May 3, 1996 Agreement Between the City of Atlantic City and Mirage Resorts, Incorporated for the Development of the Huron North Redevelopment Area" (the "Second Amendment") and;

         WHEREAS, Section 10.5.3 of the Agreement provides that any amendment to the Agreement must be in writing and specifically recite that it is being entered into by and between the City and the

                            EXHIBIT 10.80

Redeveloper with the specific intention to modify the terms of the Agreement; and

         WHEREAS, pursuant to the First Amendment, the City conveyed the Project Parcels (as defined in the Agreement) to the Redeveloper by deed (the "Deed") dated January 8, 1998; and

         WHEREAS, Marina Associates, a New Jersey General Partnership, d/b/a Harrah's ("Harrah's"), whose sole partners are indirect wholly owned subsidiaries of Harrah's Entertainment, Inc., is the owner of Lot 10 in Block H-18 on the Tax Map of the City ("Lot 10") which is adjacent to the Project Parcels and located within the Huron North Redevelopment Area; and

         WHEREAS, Lot 10 is used by Harrah's as a valet surface parking lot (the "Harrah's Valet Lot"); and

         WHEREAS, Section 6.1 of the Redevelopment Plan for the Huron North Redevelopment Area (the "Redevelopment Plan") adopted by the City Council provides that the City does not contemplate the public acquisition of private parcels; however, the Redevelopment Plan recognizes that such private parcels may be desirable from a develop-ment standpoint. The Redevelopment Plan further provides that the acquisition of, or development rights to, such parcels, if at all, are to be the sole responsibility of the redeveloper, at its own initiative and expense; and

         WHEREAS, the Redevelopment Plan was amended by City Council pursuant to Ordinance No. 60 of 1998 (the "Amendment to Redevelopment Plan"); and

         WHEREAS, the Redeveloper has determined that a portion of Lot 10 will be of assistance in the completion of the Project (as defined in the Agreement); and

         WHEREAS,  Harrah's  is  currently  leasing  a  portion   (the
"Harrah's Intercept Lot") of the Project Parcels from the Redeveloper consisting of 1,287 surface parking spaces; and

         WHEREAS, the Harrah's Intercept Lot is used by Harrah's as an employee parking lot; and

         WHEREAS, Harrah's will be required to vacate the Harrah's Intercept Lot in connection with the development of the Project Parcels; and

         WHEREAS, the Redeveloper and Harrah's have entered into a certain agreement known as an "Exchange & Development Agreement" (the "Exchange Agreement"), which Exchange Agreement was executed July 13, 1998 and is contemplated to be amended in a manner consistent with this Third Amendment; and

         WHEREAS, pursuant to the Exchange Agreement, as amended, the Redeveloper, subject to the approval of the City by Ordinance approving this Third Amendment, has agreed to convey a portion of the Project Parcels shown as the "Mirage Land" on Exhibit A attached hereto and made a part hereof (the "Mirage Land") to Harrah's in exchange for a portion of Lot 10 shown as the "Harrah's Land"; and

         WHEREAS, Harrah's desires to acquire the Mirage Land and, in connection with the portion of Lot 10 to be retained by Harrah's (as shown on Exhibit A hereto the "Harrah's Remainder Land") to develop the Mirage Land and Harrah's Remainder Land as a surface parking facility (the "Harrah's Project") to replace the Harrah's Intercept Lot and Harrah's Valet Lot, understanding that such initial use shall not in any manner restrict the future use of the Mirage Land and the Harrah's Remainder Land so long as such lands are developed in accor-dance with the Redevelopment Plan as it may be amended from time-to-time; and

         WHEREAS, at a hearing held on September 16, 1998, the City Planning Board granted preliminary and final site plan approval for the Harrah's Project; and

         WHEREAS, Harrah's has made application for other approvals in order to develop the Harrah's Project; and

         WHEREAS, pursuant to Section 4.1.1 of the Redevelopment Plan, surface parking is a permitted use in the Resort Zone (as defined in the Redevelopment Plan) in which the Mirage Land and the Harrah's Remainder Land are located; and

         WHEREAS, with respect to the Mirage Land and the Harrah's Remainder Land, the public policy goals set forth in Section 3.4 of the Redevelopment Plan would be satisfied upon the completion of construction of the Harrah's Project; and

         WHEREAS, Section 4.2.4 of the Redevelopment Plan provides that while it is the intent of the Redevelopment Plan to develop all parcels jointly under a comprehensive program for the entire Project

Area (as defined in the Redevelopment Plan), the City reserves the right to enter into a redeveloper's agreement for any combination of said parcels, or to subdivide said parcels into smaller development tracts should a particular proposal merit such action; and

         WHEREAS, pursuant to the Exchange Agreement, the Redeveloper has requested that the Agreement be amended so as to provide that the Mirage Land and the Harrah's Remainder Land be considered a separate development tract pursuant to Section 4.2.4 of the Redevelopment Plan and that on the effective date of the City Ordinance approving and adopting this Third Amendment, the City shall execute and deliver to the Redeveloper an agreement (the "Deed Modification") in the form attached as Exhibit "B" hereto; and

         WHEREAS, to further maximize the development potential of the Huron North Redevelopment Area, the Redeveloper, subject to the approval by the City Council of the Ordinance approving this Third Amendment, has agreed to convey a portion of the Project Parcels shown as "Tract A" on Exhibit A (the "Joint Venture Property") to a Joint Venture (the "Joint Venture") formed and established by the Redeveloper and Boyd Atlantic City, Inc. and known as Marina District Development Company (f/k/a/ Stardust A.C.) for the purpose of, among other things, developing and operating thereon a facility consisting of a hotel-casino and related restaurant, entertainment, retail and other amenities; and

         WHEREAS, pursuant to N.J.S.A. 40A:12A-7, the City Council, by Resolution No. 680 of 1998, directed the City Planning Board to prepare a report containing the recommendation of the City Planning Board concerning, among other things, issues involving the said proposed conveyances to Harrah's and to the Joint Venture; and

         WHEREAS, pursuant to the said direction of City Council, the City Planning Board, by Resolution Nos. 23A-98 and 22-98 (collectively, the "Planning Board Resolutions"), determined that the said proposed conveyances are in conformance and consistent with the Redevelopment Plan for the Huron North Redevelopment Area; and

         WHEREAS, City Council has duly considered the Planning Board Resolutions; and

         WHEREAS, pursuant to Section 5.3 of the First Amendment, the Redeveloper has requested that the Agreement be amended to provide that the City consent to the said conveyances of the Mirage Land and the Joint Venture Property; and

         WHEREAS, the State of New Jersey Casino Control Commission (the "CCC") has, (1) in the case of Harrah's, granted a gaming license, (2) in the case of the Mirage Resorts, Incorporated, the holder of 100% of the stock of the Redeveloper, issued Statements of Compliance determining, among other things, that Mirage Resorts, Incorporated was suitable to be a holding company of a casino licensee and (3) in the case of Boyd Atlantic City, Inc., issued Statements of Compliance determining, among other things, that Boyd Atlantic City, Inc. has satisfied various eligibility criteria in connection with its application for a casino license; and

         WHEREAS, on the strength of the aforesaid actions by the CCC, the City Council hereby determines that Harrah's and the Joint Venture are responsible and financially capable developers; and

         WHEREAS, in light of the foregoing recitals, the City and the Redeveloper are desirous of entering into this Third Amendment to amend varous sections of the Agreement; and

         WHEREAS, the City and the Redeveloper acknowledge that the mutual promises contained in this Third Amendment are good and valuable consideration for the binding execution of this Third Amendment;

         IT IS ON THE DATE STATED ABOVE AGREED BY AND BETWEEN THE CITY AND THE REDEVELOPER AS FOLLOWS:

   2.    INCORPORATION OF RECITALS

         2.0   Incorporation of Recitals.   The  recitals set forth in
         Section 2 of this Third Amendment are hereby incorporated by reference and are considered part of this Third Amendment.

   3.    DEFINITIONS

         3.0 Governing Definitions. The defined words, phrases and terms in the Agreement, the First Amendment and the Second Amendment shall have their same respective meanings in this Third Amendment unless the context clearly indicates otherwise.

   4.    PROJECT IDENTIFICATION

         4.0   The Harrah's Project.   The Agreement is hereby amended
         to add the following provision:

         "3.1.1    The Harrah's Project.

         Notwithstanding the terms of Section 3.1 of the Agreement, pursuant to Section 4.2.4 of the Redevelopment Plan, as amended by the Amendment to the Redevelopment Plan and as may be further amended from time-to-time, the Harrah's Project on the Mirage Land shall be considered a separate development tract within the Project Parcels for the development of the Harrah's Project. Redeveloper has caused Harrah's to agree to, at the Closing (as defined in Paragraph 4(a) of the Exchange Agreement, as amended), deliver to the City Harrah's agreement (the "Harrah's Agreement"), the form of which is attached hereto and made a part hereof as Exhibit C. Upon the City's receipt of the Harrah's Agreement which has been executed by Harrah's, the City shall promptly execute and deliver same to Harrah's and Redeveloper. Redeveloper shall not have any liability to the City and the City shall not have the right to declare Redeveloper in Default of the Agreement in the event Harrah's fails to comply with any of its obligations set forth in the Harrah's Agreement. The use of the Mirage Land the Harrah's Remainder Land for the Harrah's Project shall not in any manner restrict the future use of the Mirage Land and the Harrah's Remainder Land so long as such lands are developed in accordance with the Re-development Plan and as may be further amended from time-to-time. The City agrees to provide any reasonable assistance, without cost or expense to the City other than payroll and internal administrative costs, which may be required of it to enable Harrah's to properly apply for and obtain such permits or approvals in a timely fashion, including making appli-cations in the name of the City when reasonably advantageous or otherwise required to do so.

         3.1.2     Restriction of Harrah's Land.

         Upon delivery of a deed by Harrah's to Redeveloper or its nominee conveying title to the Harrah's Land, Redeveloper acknowledges and agrees that the Harrah's Land shall be bound by the provisions of Sections 5.3.1.3(2) and (3) of the Agreement, in a manner similar to the Project Parcels.

         3.1.3     Release of Mirage Land.

         The Harrah's Project and the Mirage Land shall be released from the Agreement and Section 3.0 of the Deed Modification upon Substantial Completion (as defined in the Harrah's Agreement) of the Harrah's Project and upon satisfaction of other conditions set forth in the Deed Modification attached hereto as Exhibit B.

         3.1.4     No Effect Upon Mirage Land.

         No default by Redeveloper in the performance of any provision of the Agreement or any other agreement with the City and no termination of any such agreement, for any reason whatsoever, shall in any manner affect the City's rights or obligations with respect to the Harrah's Project or the Mirage Land.

         3.1.5     Termination of Exchange Agreement.

         In the event, for any reason, the Exchange Agreement is ter-minated prior to the conveyances of the Mirage Land to Harrah's (or its nominee) and the Harrah's Land to the Rede-veloper (or its nominee), then in such event, upon such termination, this Section 4.0 of the Third Amendment shall be void and severed from the Agreement."

   5.    THE DEED MODIFICATION

         5.0 The Deed Modification. The Agreement is hereby amended to add the following provisions:

         "5.1.2.2. The Deed Modification.

         The City agrees that concurrently upon the execution of this Third Amendment, it will execute and deliver to the Redevel-oper for recording the Deed Modification, the form of which is attached hereto and made a part hereof as Exhibit B.

         5.1.2.3.  The Project Parcels.

         Upon the release of the Mirage Land from the terms and conditions of Section 3.0 of the Deed Modification pursuant to the terms of the Deed Modification, if such release occurs prior to the completion of construction of the Project, the term "Project Parcels" shall henceforth mean the Project Parcels (1) excluding the Mirage Land and (2) including the

         Harrah's Land, as more particularly described by the metes and bounds legal description attached hereto and made a part hereof as Exhibit D."

         5.1 Consent to Conveyances. The Agreement is hereby amended to add the following provision:

         "5.3.1 Consent to Conveyances. The City hereby approves of the Redeveloper's conveyances of (i) the Mirage Land to Harrah's and (ii) the Joint Venture Property to the Joint Venture."

   6.    MISCELLANEOUS

         6.0 Notices. Section 10.8 of the Agreement is hereby amended to amend the address and fax number of the Redevel-oper and to designate a new person that is to receive copies of all notices to the Redeveloper, as follows:

         "As to the Redeveloper:

                "Mirage Resorts, Incorporated
                3600 Las Vegas Boulevard South
                Las Vegas, Nevada  89109
                ATTN:  Bruce A. Levin, Vice President

                Mailing Address:

                P.O. Box 7700
                Las Vegas, Nevada  89177-7700
                ATTN:  Bruce A. Levin, Vice President

         With a copy to:

                Lee A. Levine, Esquire
                Levine, Staller, Sklar, Chan, Brodsky & Donnelly, P.A. 3030 Atlantic Avenue
                Atlantic City, New Jersey  08401
                Facsimile No.:  (609) 345-2473

         6.1 Ratification of All Other Terms and Conditions of the Agreement and the First Amendment and the Second Amendment. Except to the extent inconsistent with the terms and conditions of this Third Amendment, all remaining terms and conditions of the Agreement and the First Amendment and the Second Amendment are hereby ratified and confirmed and are agreed to be in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Third Amendment effective as of the date appearing on the first page hereof.

ATTEST                             CITY OF ATLANTIC CITY


By:  ROSEMARY ADAMS                By:  JAMES WHELAN
     --------------------------         ------------------------------
     Assistant City Clerk               Mayor
                                        ------------------------------
                                        Title


                                   Approved as to form:

                                        DANIEL A. COREY
                                        ------------------------------
                                        DANIEL A. COREY,
                                        City Solicitor

ATTEST:                            MAC, CORP.

By:  SUSAN M. WALKER               By:  BRUCE A. LEVIN
     --------------------------         ------------------------------
                                        Bruce A. Levin
                                        Vice President and
                                        Assistant Secretary
                                        ------------------------------
                                        Title